Producers and Purveyors of the World's Finest Cannabis and Hemp-derived Products



PURE HARVEST™
CANNABIS

WestPark Capital Conference
San Diego
May 18, 2019

SAFE HARBOR STATEMENT

Statements in this presentation regarding Pocket Shot and Pure Harvest Cannabis Producer's Inc. and its operating subsidiaries that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change. Proforma financials were prepared solely by some of the companies that Pure Harvest intends to acquire or joint venture with, and have not been audited. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in a forward-looking statement: our history of losses; potential fluctuations in our quarterly and annual results; competition, inability to achieve regulatory or licensing approvals, technology systems beyond our control; risks related to adverse business conditions; our dependence on key employees; competition for qualified personnel; the possible unavailability of financing as and if needed; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties, changes in state laws or regulations regarding legal cannabis operations, and potential escalation of federal enforcement of cannabis prohibition. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to filings of the Pocket Shot company with the Securities and Exchange Commission and other reports and documents that will be filed from time to time by us, which will be made available online at www.sec.gov. This presentation is qualified in its entirety by the information contained in the Private Offering Memorandum (POM) and no reliance should be placed on the accuracy or completeness of the information contained in this presentation. In making an investment decision, investors should rely solely on the information contained in the POM and any other documents the Company has provided them. Neither the Company nor the placement agent, or any of their respective affiliates, advisors or representatives shall bear any liability whatsoever (in negligence or otherwise) for any loss arising from any use of this presentation. Pure Harvest is a development stage company and its planned products are not currently available for sale.

THE PURE HARVEST CANNABIS GROUP

The Pure Harvest Cannabis Group (OTC: PCKKD changing to PHCG) is a New Science-based Medical Cannabis Company.

Our Mission is to become the Producer and Purveyor of the World's Finest Cannabis and Hemp-derived Products for Active Lifestyles, and to Support Patient Health and Well-being.

Our Company has a Commitment to:

- Quality Products
- Environmental Awareness
- Ethical Growing Standards
- Corporate Integrity

OUR BUSINESS MODEL

Pure Harvest intends to develop into a large scale vertically integrated producer and distributor in large, established, and growing markets.

Initially targeting states with attractive markets that have legalized cannabis, Pure Harvest also plans to enter markets that are in various stages of legalization with branded hemp-derived CBD, and terpene infused product lines.

In addition to products tailored to marijuana retail dispensaries, our line will incorporate infused product options including beverages, edibles, topicals, concentrates, and distillates.

STRATEGIC GOALS

Establishing Pure Harvest as an Iconic Consumer Product Brand, and leading an active Acquisition and JV strategy to achieve:

- 300,000 SF of Cultivation and Production Facilities
- Plant Science and Research Hub
- 30 Dispensaries and Consumption Lounges
- Multi-State Branding Strategy to achieve national acceptance

SUCCESSFUL MERGER WITH POCKET SHOT

POCKET
SHOT


SEC8NDS
POCKET SHOT
HONEY CINNAMON
CANADIAN WHISKY WITH NATURAL FLAVORS

In December 2018, Pure Harvest Cannabis closed on its merger with The Pocket Shot Company (PCKK), a Colorado based specialty alcohol beverage company founded in 2003.

US LEGALIZATION

A wave of legalization is sweeping the U.S.

2018 began with 4 more states legalizing recreational cannabis and 4 more states legalizing medicinal cannabis[1]

Over 60 percent of Americans now support full cannabis legalization and the numbers continue to rise[2]

PUBLIC OPINION ON LEGALIZATION



100
80
60
40
20
0
% of population
84%
66%
81%
63%
60%
37%
12%
30%
16%
31%
32%
61%
1969
1980
1990
2000
2010
2017
Legal
Illegal



MARIJUANA LEGALIZATION STATUS
Marijuana Legalization Status
Medical Marijuana Broadly Legalized
Marijuana Legalized for Recreational Use
No Broad Laws Legalizing Marijuana

Source: www.governing.com as of January 1, 2018
1: https://www.zerohedge.com/news/2016-11-10/and-winner-2016-election-weed
2: Pewresearch http://www.pewresearch.org/fact-tank/2018/01/05/americans-support-marijuana-legalization/ft_18-01-05_marijuana_line_update/

PURE HARVEST™

CANNABIS AND HEMP INTEREST



CBD Searches vs. Marijuana Searches on Google
100
80
60
40
20
0
12/4/2016
1/4/2017
2/4/2017
3/4/2017
4/4/2017
5/4/2017
6/4/2017
7/4/2017
8/4/2017
9/4/2017
10/4/2017
11/4/2017
12/4/2017
1/4/2018
2/4/2018
3/4/2018
4/4/2018
5/4/2018
6/4/2018
7/4/2018
8/4/2018
9/4/2018
10/4/2018
cbd: (United States)
marijuana: (United States)

Source: https://www.linkedin.com/feed/update/urn:li:activity:6474099250300096512/

EMERGING CANNABIS / CBD INDUSTRY

Potential Markets Going to Be Served or Disrupted by the emerging Cannabis/CBD Industry:

- Pharma
- Alcohol
- Sports/ Energy/ Workout Recovery Drinks
- Sleep
- Pain Management
- Pet Supplements
- Beauty Products
- Topicals/Lotions and Creams
- Food Products



** The anticipated products that will be used to serve these industries share one need in common:*

Cannabinoids (CBD, THC, and CBG)

THREE LETTERS OF INTENT (LOIs)

To commence operations and our new business plans we have launched a $10 Million capital raise, & have three Strategic Letters of Intent (LOIs)

- The 1st and 2nd LOIs are to purchase the assets of two licensed revenue generating Colorado cannabis companies, which together create a vertically integrated base of operations to develop and launch Pure Harvest branded products.
- The 3rd LOI is to acquire ownership interest in a start up Yerba Mate beverage brand intended to be infused with cannabis as our first expansion of Pure Harvest's beverage product line.

COLORADO MARKET

The Colorado cannabis market is the leader in the U.S. and a model state for business and innovation

Colorado has been at the forefront of cannabis legalization since recreational sales became legal in 2014

Since 2014, the Colorado cannabis market has grown from $669 million to over $1.5 billion in retail sales[1]

Colorado cannabis sales are expected to increase dramatically with home delivery and consumption clubs on the horizon

COLORADO CANNABIS SALES ($m)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$699
$996
$1,315
$1,507
2014
2015
2016
2017
Medical
Recreational
Total Sales

Source: Colorado Department of Revenue
1. Colorado Department of Revenue
2: http://www.westword.com/marijuana/legal-pot-sales-to-reach-10-billion-in-2017-report-estimates-9768851

COLORADO LOIs OVERVIEW

Pure Harvest has executed LOI's for 2 key Cannabis operators in Colorado:

- **Sundance Gardens** — Sundancegro.com
- **Sofa King Medicinal** — SKMwellness.com

Cost of both Deals: Approx. $700K Cash, plus 4.5 million shares of Common Stock (Post-Split), plus assumption of certain liabilities

Plan is to combine the two revenue generating operations into one Vertically Integrated Cannabis Operator under the brand name Pure Harvest.

COLORADO LOI HIGHLIGHTS

- Includes 7 licenses and over 20 cannabis products shelf ready
- Management of both will join Pure Harvest and add significant management depth and industry knowledge.
- Will make Pure Harvest a Vertical Operator in one of the most dynamic markets in the U.S. that generates $1.5 billion annually.
- Colorado's new governor rated the most cannabis friendly congress person in DC 2018.
- Future Plan for Pure Harvest Cannabis & CBD Superstore

Sources: Colorado Department of Revenue
www.forbes.com/sites/kriskrane/2018/09/26/the-five-best-u-s-house-reps-on-marijuana-policy/#4ce2c4ed18b4

CANNABIS & CBD SUPERSTORE PLAN


PURE HARVEST
CANNABIS
MUSEUM
SUPERSTORE

ARCHITECT:		DEVELOPER:
ARCWEST ARCHITECTS Commercial, Residential & Light Industrial Architects 1525 Raleigh St. Ste. 320, Denver, CO 80204	PURE HARVEST CANNABIS & CBD SUPERSTORE, CANNABIS MUSEUM & WELLNESS CENTER DUMONT, CO	PURE HARVEST™ CANNABIS Producers & Purveyors of the World's Finest Cannabis and CBD Products Santa Monica . Denver . New York

FINANCIAL PROFORMA - COLORADO

Wholesale Cultivation Revenue	$	2,379,600	
Dumont Dispensary	$	2,400,000	
Second Dispensary *	$	2,800,000	
Third Dispensary *	$	2,350,000	
MIPS Operation	$	3,600,000	
Total Revenue	**$**	**13,529,600**	
Total COGS	**$**	**5,177,844**	
Gross Margin	**$**	**8,351,756**	**62%**
Capital Improvements **	$	1,000,000	
Retail Other Expenses	$	1,500,000	
G&A	$	1,271,782	
Total Other Expenses	**$**	**3,771,782**	
EBITDA	**$**	**4,579,974**	**34%**

* To be Acquired
** Estimate

- First full year of combined proforma operations prepared by Sundance and SKM. Excludes public company overhead.

INFUSED BEVERAGE RESEARCH & DEVELOPMENT

Potential for CBD/THC Infused Beverages

POCKET
SHOT


BERRY BLAST
$3.49
POCKET
SHOT
ENERGY
BERRY BLAST
Sustained
Energy Formula
No Sugar
4 Calories
Feel in Minutes*
2.0 FL OZ(60ml)
Mixed Berry Flavor
Natural and Artificially Flavored


CEBADORA
CBD infused yerba MATÉ
16.07 fl oz.

CEBADORA LOI OVERVIEW

Pure Harvest has executed an LOI with Cebadora, Inc. a CA based company.

Basic Terms: PH to acquire 51% ownership for cash and common stock, with option to further acquire up to an 81% interest.

The Cebadora brand is inspired by the popular South American tea beverage called "Yerba Mate", A mineral rich stimulant known for its anti-inflammatory and antioxidant properties.

Cebadora.com


CEBADORA
CBD infused yerba maté
10mg CBD


CEBADORA
CBD infused yerba MATÉ

Vertically Integrated Operations

Agri-Science and Research



Cultivation



Infused Product Formulation and Production



Dispensaries



Delivery



PLANNED PRODUCT OVERVIEW



Flower



Edibles



Concentrates



Topicals


PURE HARVEST

Vaporizer Products


POCKET
SHOT
ENERGY
Sustained

Infused Beverages

OVER THE COUNTER PRODUCTS

PURE HARVEST™
CANNABIS



LEADERSHIP AND MANAGEMENT TEAM

LEADERSHIP TEAM

• **David Lamadrid, MBA**	Founder, Director and Chief Executive Officer
• **Sterling Scott, Esq.**	Founder and Executive Chairman
• **Neale Gibbons, BS**	COO of Pure Harvest Colorado*
• **Jason Ray**	Director of Cultivation Pure Harvest Colorado*

* Effective upon closing of agreements with SKM and Sundance Gardens

THE PURE HARVEST TEAM

BOARD OF DIRECTORS

- **Sterling Scott, Esq.** Founder and Executive Chairman
- **David Lamadrid, MBA** Founder, Director and Chief Executive Officer
- **Matt Gregarek** Director

STRATEGIC ADVISORY BOARD

- **John Barton**
- **Gary McAdam**
- **Lance Baller**

MANAGEMENT BACKGROUND

Pure Harvest was formed by a Team of Veterans in Business and the US Cannabis Industry with Operations, Financial and Infused Product Development Experience.

- **David Lamadrid, MBA - Founder, Director and Chief Executive Officer**

Mr. Lamadrid has more than 18 years of executive management experience in private and public companies. Mr. Lamadrid was President and CFO of Cannabis Life Sciences (CLSH), a vertically integrated cannabis wholesale producer and retailer. Previously Mr. Lamadrid was CFO of CytoSorbents (CTSO), a critical-care immunotherapy company that he helped build, finance and take public. Mr. Lamadrid received his MBA in Management and Finance from the NYU Stern School of Business.

- **Sterling Scott, Esq. – Founder and Executive Chairman**

Mr. Scott has almost 25 years of experience leading public and private companies. For much of the last decade he has concentrated on leadership roles and investments in emerging cannabis, science, and product companies such as ONE Cannabis Group, Madrone Farms, GrowLife, Inc. and REMY Biosciences. Mr. Scott's background includes experience with corporate merger and acquisition transactions, debt and equity financings, legal oversight and corporate governance. Mr. Scott received his J.D. degree from DePaul University.

MANAGEMENT BACKGROUND

- **Matthew Gregarek – Director**

Mr. Gregarek has more than 20 years experience working with small-market niche companies. During his career, he has completed over $1.5 billion in portfolio sale transactions; including private placement transactions, debt placements and loan participation sales. Mr. Gregarek founded GKG Investments, LLC in 2013, which provides capital and investment strategies to private and public companies. Previously Mr. Gregarek was the managing partner and co-founder of Alternity Capital Management LLC, which specialized in portfolio management, business development and investor relations.

- **Neale Davis Gibbons, BS – COO of Pure Harvest Colorado***

Mr. Gibbons is the founder and CEO of SKM Cannabis, an innovative Colorado based vertically integrated cannabis operator. He has expertise in all aspects of the cannabis industry from seed to sale with advanced understanding of cannabis and hemp extraction. He served in product development for EBBU, which recently sold for $350 million to Canopy Growth (CGC). Mr. Gibbons received his BS degree from Weber State University.

- **Jason Ray– Director of Cultivation Pure Harvest Colorado***

Mr. Ray is a master marijuana cultivator with over a decade of experience growing cannabis. In 2009 Mr. Ray founded Sundance Gardens in Colorado, and designed and manages the commercial grow facility. Mr. Ray has grown the business to include over 30 strains of top-shelf flower popular for its reputation for consistent quality. Mr. Ray has extensive knowledge of cannabis genetics, strain selection, consumer purchasing, and the rapid advances in the technology of cannabis supplies and equipment.

** Effective upon closing of agreement with SKM and Sundance Gardens*

PIPE OFFERING

- **Financing Amount:**

  Up to $10,000,000, which may be increased in the sole discretion of the Company to $15,000,000

- **Pricing:**

  20,00,000 Units priced at $0.50 per Unit.

- **Securities to be Offered:**

  The PIPE Units include one (1) share of Common Stock, and (ii) one (1) warrant to purchase another share of Common Stock at a price of $2.00 per share for three years. ("Investor Warrant")

- **Stock Split:**

  The Company's 2:1 forward stock split became effective in the public market on May 2, 2019.

COMPETITOR VALUATIONS


Market Valuations of Various US Vertically Integrated Cannabis Producers
(Sixteen companies, US only, no Canadian)
April 5, 2019
CURALEAF HOLDINGS, INC. (CURLF) 4.52B
GREEN THUMB INDUSTRIES INC. (GTBIF) 3.27B
HARVEST HEALTH & RECREATION INC.... 2.75B
ACREAGE HOLDINGS, INC. (ACRGF) 2.36B
CHARLOTTE'S WEB HOLDINGS, INC.... 2.00B
CRESCO LABS, INC. (CRLBF) 1.75B
TRULIEVE CANNABIS CORP. (TCNNF) 1.66B
MEDMEN ENTERPRISES INC. (MMNFF) 1.45B
IANTHUS CAPITAL HOLDINGS, INC. (ITHUF) 837M
GREEN GROWTH BRANDS INC. (GGBXF) 641M
MARIMED INC. (MRMD) 627M
ITEM 9 LABS CORP. (INLB) 309M
PLANET 13 HOLDINGS INC. (PLNHF) 290M
LIBERTY HEALTH SCIENCES, INC. (LHSIF) 245M
TILT HOLDINGS INC. (SVVTF) 223M
MJARDIN GROUP, INC. (MJARF) 199M
AVERAGE OF 16 COMPANIES 1.45B
PURE HARVEST CANNABIS GROUP (PCKK) 17M- Pre money valuation
0.00
1,000.00
2,000.00
3,000.00
4,000.00
5,000.00
Millions

Source: Data prepared internally by Pure Harvest Cannabis Group, Inc. Data accuracy cannot be guaranteed and there can be no certainty on future market valuations.

USE OF PROCEEDS

The Company expects to use the Proceeds of the Offering as follows:

- $6,500,000 For initial Acquisitions or Asset Purchases of Licensed Dispensaries, Cultivation Facilities, and Production Facilities;
- $2,300,000 For General Corporate expenses & Start-Up costs incurred to date;
- <u>$1,200,000</u> and to Sales Agents involved in this offering.

$10,000,000

* If the proceeds from this offering are not used for this purpose, or the Company for any reason does not execute definitive agreements with companies it has signed Non-Binding Letters of Intents with, the proceeds will be allocated for the acquisition of dispensaries, cultivation facilities, and production facilities.

PROFORMA CAPITALIZATION TABLE

Pure Harvest Capitalization Table (Post 2:1 Stock Split)

Assumptions:				COMMON Stock Outstanding	WARRANTS Outstanding	TOTAL Common Stock and Warrants Outstanding
Current Outstanding						
1	Common Stock		**15,761,665**			
1	Warrants @	**$8.00**	**8,953,008**			
Stock Split (2:1)						
	Total Common Stock outstanding following Stock Split		**31,523,330**	**31,523,330**		
	Total Warrants outstanding following Stock Split	**$4.00**	**17,906,016**		**17,906,016**	
Financing	**"A" Round Qualified PIPE (POST SPLIT BASIS)**					
1	Offering of Shares of Common Stock to Investors		**20,000,000**	**20,000,000**		
1	Offering of Shares of Warrants @	**$2.00**	**20,000,000**		**20,000,000**	
	Effective Price Per Unit		**$ 0.50**			
	Units to sell **20,000,000**					
	Proceeds of PIPE (Assuming $0.50 per Unit BEFORE FEES)		**$ 10,000,000**			
	Pre-Money Common Stock Valuation	**$ 15,761,665**				
	Post-Money Common Stock Valuation	**$ 25,761,665**		**51,523,330**	**37,906,016**	**89,429,346**

CORPORATE INFORMATION

Attorney:
William T. Hart, Esq.
Hart & Hart, LLC
1624 N. Washington St.
Denver, CO 80203
(303) 839-0061

Auditor:
Ben Borgers, CPA
BF Borgers CPA PC
5400 West Cedar Ave.
Lakewood, CO 80226
(303) 953-1454

Transfer Agent:
Mountain Share Transfer, LLC
2030 Powers Ferry Road SE, Suite 212
Atlanta, GA 30339
(303) 460-1149

Corporate Address:
Pure Harvest Cannabis Group
929 Colorado Avenue
Santa Monica, CA 90401
(800) 560-5148








PURE HARVEST™

PURE HARVEST™
CANNABIS



Pure Harvest Cannabis Group, Inc.
OTC: PCKKD

Contact Information:

David Lamadrid
Chief Executive Officer
(800) 560-5148

David@PureHarvestCannabis.com

www.pureharvestcannabis.com

** Products not yet available for sale*

Producers and Purveyors of the World's Finest Cannabis and Hemp-derived Products